Registration Statement No. 333-38444
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                       Rockwell International Corporation
             (Exact name of registrant as specified in its charter)

              Delaware                                 25-1797617
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)               Identification Number)

      777 East Wisconsin Avenue
             Suite 1400
        Milwaukee, Wisconsin                              53202
        (Address of Principal                           (Zip Code)
         Executive Offices)

                               -------------------

                       Rockwell International Corporation
                         2000 Long-Term Incentives Plan

                            (Full title of the plan)

                               -------------------

                           WILLIAM J. CALISE, JR. ESQ.
              Senior Vice President, General Counsel and Secretary
                       Rockwell International Corporation
                      777 East Wisconsin Avenue, Suite 1400
                           Milwaukee, Wisconsin 53202
                     (Name and address of agent for service)

                                 (414) 212-5200
          (Telephone number, including area code, of agent for service)

                               -------------------

                                    Copy to:
                              PETER R. KOLYER, ESQ.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-5100

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

                               ADDITION OF EXHIBIT

Registrant by this Post-Effective Amendment No. 1 to its Registration Statement on Form S-8 (Registration No. 333-38444) relating to the Rockwell International Corporation 2000 Long-Term Incentives Plan hereby adds, in lieu of the power of attorney incorporated by reference as Exhibit 24-a to the original Registration Statement, the power of attorney authorizing certain persons to sign the Registration Statement on behalf of certain directors and officers of Registrant filed as Exhibit 24-a.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

         24-a -- Power of Attorney authorizing certain persons to sign this registration statement on behalf of certain directors and officers of Rockwell.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-38444) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin on the 12th day of June, 2000.

                              ROCKWELL INTERNATIONAL CORPORATION

                              By /s/ William J. Calise, Jr.
                                 ----------------------------------------------
                                 (William J. Calise, Jr., Senior Vice President, General Counsel and Secretary)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-38444) has been signed on the 12th day of June, 2000 by the following persons in the capacities indicated:

                  Signature                                 Title
                  ---------                                 -----

         DON H. DAVIS, JR.*                       Chairman of the Board and
                                                   Chief Executive Officer
                                                  (principal executive officer)

         BETTY C. ALEWINE*                                 Director

         GEORGE L. ARGYROS*                                Director

         DONALD R. BEALL*                                  Director

         WILLIAM H. GRAY, III*                             Director

         WILLIAM T. MCCORMICK, JR.*                        Director

         JOHN D. NICHOLS*                                  Director

         BRUCE M. ROCKWELL*                                Director

         ROBERT B. SHAPIRO*                                Director

         JOSEPH F. TOOT, JR.*                              Director

         W. MICHAEL BARNES*                       Senior Vice President,
                                                   Finance & Planning and
                                                   Chief Financial Officer
                                                  (principal financial officer)

         WILLIAM E. SANDERS*                      Vice President and Controller
                                                  (principal accounting officer)


*  By /s/ William J. Calise, Jr.
      -----------------------------------------
      (William J. Calise, Jr., Attorney-in-fact)**

** By authority of the powers of attorney filed herewith.

                                  EXHIBIT INDEX

    Exhibit
    Number                                                              Page
    ------                                                              ----

    24-a Power of Attorney authorizing certain persons to sign this registration statement on behalf of certain directors and officers of Rockwell.